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                                                                                                                       EXHIBIT 10.35

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             LESSOR                                                                                                LEASE NUMBER

COLONIAL PACIFIC LEASING
13010 SW 68TH PARKWAY                                                                                                336608001
PORTLAND, OR 97223

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             FULL LEGAL NAME AND ADDRESS OF LESSEE                                    SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)

INTERACTIVE TELESIS, INC.                                                          DOT HILL
535 ENCINITAS #116                                                                 PO BOX 9000
ENCINITAS  CA   92024                                                              CARLSBAD, CA 92018

               JOINTLY AND SEVERALLY RESPONSIBLE
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            QUANTITY             DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
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EQUIPMENT     SEE ATTACHED SCHEDULE "A"
 LEASED


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EQUIPMENT
LOCATION IF     STREET ADDRESS _____________________________________________________________________________________________________
DIFFERENT
                CITY _______________________ COUNTY _______________________ STATE _______________________ ZIP ______________________
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                AMOUNT OF EACH PAYMENT             MONTHLY       [X]          TERM OF LEASE         NO. OF PAYMENTS        SECURITY
TERMS      (PLUS SALES TAX, IF APPLICABLE)         OTHER/SPECIFY [ ]         (NO. OF MONTHS)                                DEPOSIT

                     $2,500.00                                                     36                     36           $2,500.00
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                                                   TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by
Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.
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   3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee
   acknowledges and agrees by his signature below as follows:

      (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS
   FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS
   OF THE EQUIPMENT;

      (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

      (c) Lessee leases the Equipment "as is" and with all faults;

      (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;

      (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence. Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;

      (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;

      (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

      (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR
   RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.
                                                                                                                  ------------------
                                                                                                                    INITIALS
                                    The parties have specifically negotiated and agreed to the foregoing paragraph
                                                                                                                  ------------------
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4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

   LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER
CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE
EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any
Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this
Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee
acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN
AGENT OF LESSOR. NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER
ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR
ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM
LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business.

   Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

         LESSEE:  INTERACTIVE TELESIS, INC.                                        LESSOR:  COLONIAL PACIFIC LEASING

/s/ DONALD E. CAMERON               DATE 4-24-00                             /s/ [Signature Illegible]           DATE 5/2/00
    -------------------------------      --------                                -------------------------------      --------
    DONALD E. CAMERON, PRESIDENT

                                    DATE
    -------------------------------      --------

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                                  SCHEDULE "A"
                               EQUIPMENT SCHEDULE

VENDOR         DOT HILL
               PO BOX 9000
               CARLSBAD, CA. 92018

1    RAID, FC, 2-RAID, 2-CH, 2-ERM
1    SOLID SHELF
4    FC SCSI HBA; PCI COPPER HSSDC
4    10M DB9-HSSDC FIBRE CABLE
4    FC CBL:10M HSSDC-HSSDC COPPER
2    SANPATH SGL NODE LIC
2    MEMORY ECC 100MHZ, 512MB
1    RACK MOUNT KIT, 20-24 DEPTH
3    18GB 10000 RPM ULTRA2 DISK
7    36GB 10000 RPM ULTRA2 DISK
1    SANSCAPE SGL SERVER LICENSE
1    SITE SETUP BOX HILL CONTRACTE
2    FC HUB 7 GBIC PORTS
8    GBIC ACTIVE COPPER HSSDC


Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Rental Agreement of which this Schedule is a part.


Lessee:   Interactive Telesis, Inc.         Lessor:  Colonial Pacific Leasing


By:  /s/ DONALD E. CAMERON                  By:
     ------------------------------             -------------------------------
     Donald E. Cameron

Title: President                            Title:
     ------------------------------             -------------------------------


Date: 4-24-00                               Date:
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                                [GE LETTERHEAD]


                       ADDENDUM TO LEASE NO:_____________


Dear

In accordance with the terms of your Lease Agreement it has become necessary to amend your Lease as follows:

THE EQUIPMENT LOCATION IS AMENDED TO READ:

     10180 TELESIS COURT 5TH FLR
     SAN DIEGO, CA 92421


We look forward to a continuing and mutually beneficial relationship with you as a customer of Colonial Pacific Leasing Corporation. If you have any questions regarding this matter, please feel free to contact us at our toll free numbers: 1-800-444-1738

VERY TRULY YOURS

/s/ SUSAN MELTON
-----------------------------
Susan Melton
Supervisor Documentation
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                                   LEASE NUMBER 336608001
LESSOR:   COLONIAL PUBLIC LEASING
          13010 SW 68th PARKWAY
          PORTLAND, OR 97223

                                   DATE OF LEASE_________

LESSEE:   INTERACTIVE TELESIS, INC.
          535 ENCINITAS #116
          ENCINITAS, CA 92024

                         ACKNOWLEDGEMENT AND ACCEPTANCE
                             OF EQUIPMENT BY LESSEE

                          SEE ATTACHMENT SCHEDULE "A"

Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.


DATE OF ACCEPTANCE:                     LESSEE: INTERACTIVE TELESIS, INC.


4-24-00                                 /s/ DONALD E. CAMERON
-------------------                     ---------------------------------
                                        Donald E. Cameron, President



                                        ---------------------------------

IMPORTANT: THIS DOCUMENT HAS LEGAL      I HEREBY AUTHORIZE WILLIAM R. ADAMS,
AND FINANCIAL CONSEQUENCES TO YOU.      CFO, TO ORALLY VERIFY MY/OUR ACCEPTANCE
DO NOT SIGN THIS DOCUMENT UNTIL YOU     OF THE ABOVE REFERENCED EQUIPMENT IN MY
HAVE ACTUALLY RECEIVED ALL OF THE       ABSENCE.
EQUIPMENT AND ARE COMPLETELY
SATISFIED WITH IT.
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                            EQUIPMENT LEASE GUARANTY

LESSOR: COLONIAL PACIFIC LEASING

LEASE NO: 336608001

DATE OF LEASE:

     This Guaranty Agreement made and entered into this ___ day of __________, 19__ by DONALD E. CAMERON (hereinafter referred to collectively as "Guarantor"), in favor of COLONIAL PACIFIC LEASING (hereinafter referred to as "Lessor").

     WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with INTERACTIVE TELESIS, INC. (hereinafter collectively "Lessee"); and,

     WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guarantor in entering into the Lease.

     NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

     The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

     Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

     Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or any way limiting or lessening the liability of Guarantor under this Guaranty.

     If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially otherwise interested in Lessee, and, if married, their marital communities are so interested.

     This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representative and shall inure to the benefit of any successors or assigns of Lessor.

     This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

   IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS. DO NOT SIGN
 IT UNTIL YOU HAVE FULLY READ IT. BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 24 day of April, 2000.

GUARANTOR: DONALD E. CAMERON                  GUARANTOR:

/s/ DONALD E. CAMERON
---------------------------------             ---------------------------------
NAME                                          NAME

1109 SYCAMOREVIEW DR
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HOME ADDRESS                                  HOME ADDRESS

ENCINITAS           CA     92024
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CITY                STATE  ZIP                CITY                STATE  ZIP

/s/ WR ADAMS
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WITNESS                                       WITNESS